OVERLAND EXPRESS FUNDS, INC.

               Supplement dated November 1, 1996 to the Prospectus
                 dated May 1, 1996, as previously supplemented,
             for each of the Short-Term Government-Corporate Income
                      and Short-Term Municipal Income Funds


         The Prospectus describing each of the Short-Term Government-Corporate Income and Short-Term Municipal Income Funds is hereby supplemented by adding the following information which replaces the supplement dated September 24, 1996:

                          ADMINISTRATIVE SERVICING PLAN

                  The Company's Board of Directors has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of each Fund. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's shares. Administrative servicing agents agree to perform administrative shareholder services for each Fund which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's account in the Fund, and providing other services the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of each Fund's shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to a Fund's Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

         The Prospectus is also supplemented by adding the following Footnote 3 to the table of Annual Fund Operating Expenses next to the headings "12b-1 Fees", "Miscellaneous Expenses" and "Total Fund Operating Expenses":

3 Shares of the Funds are subject to either a 0.25% 12b-1 Fee or a 0.25% Administrative Servicing Fee. In no case will shares be assessed both 12b-1 and Administrative Servicing Fees and Total Fund Operating Expenses will not be greater than the amount shown above. See "Distribution Plans" and "Administrative Servicing Plan."